UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-05199
Columbia Funds Variable Insurance Trust
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

December
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Columbia Variable Portfolio – Small Cap Value Fund
Class 1
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Columbia Variable Portfolio – Small Cap Value Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$ 91	0.87%
Management's Discussion of Fund Performance
The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Stock selection
| Selections in the financials, communication services and health care sectors boosted the Fund’s relative results most during the annual period.
Allocations
| Larger allocations to the information technology and industrials sectors than the benchmark and smaller allocations to the health care and real estate sectors buoyed Fund results versus its benchmark during the annual period.
Individual holdings
| Positions in Insmed, Inc., a pharmaceutical company; Modine Manufacturing Co., a thermal management company; Applied Optoelectronics, Inc., a fiber optic cable manufacturer; Pan American Silver, a silver and gold mining company; and Mercury General Corp., a multiline insurance company, were among the top contributors to Fund performance.
Top Performance Detractors
Stock selection
| Selections in the consumer discretionary, materials and energy sectors hurt the Fund’s relative results during the annual period.
Allocations
| A larger weighting to the consumer discretionary sector and a smaller allocation to the financials sector than the benchmark detracted from relative results.
Individual holdings
| Fund positions in Arcadium Lithium PLC, a lithium chemical producer; iRobot Corp., a consumer robot company which makes vacuums among other products; Hertz Global Holdings, Inc., the car rental company; Murphy Oil Corp., an oil and natural gas exploration and production company; and Apellis Pharmaceuticals, Inc., a biopharma company, were top detractors during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	8.87	11.24	9.24
Russell 2000® Value Index	8.05	7.29	7.14
Russell 3000 ® Index (a)	23.81	13.86	12.55
(a)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 448,426,570
Total number of portfolio holdings	224
Management services fees (represents 0.87% of Fund average net assets)	$ 4,366,704
Portfolio turnover for the reporting period	45%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
Murphy Oil Corp.	1.3%
John Bean Technologies Corp.	1.3%
Popular, Inc.	1.2%
Essent Group Ltd.	1.2%
Kyndryl Holdings, Inc.	1.1%
TXNM Energy, Inc.	1.1%
Kirby Corp.	1.1%
National Fuel Gas Co.	1.1%
Macerich Co. (The)	1.1%
Payoneer Global, Inc.	1.0%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Columbia Variable Portfolio – Small Cap Value Fund
Class 2
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about Columbia Variable Portfolio – Small Cap Value Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$ 117	1.12%
Management's Discussion of Fund Performance
The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Stock selection
| Selections in the financials, communication services and health care sectors boosted the Fund’s relative results most during the annual period.
Allocations
| Larger allocations to the information technology and industrials sectors than the benchmark and smaller allocations to the health care and real estate sectors buoyed Fund results versus its benchmark during the annual period.
Individual holdings
| Positions in Insmed, Inc., a pharmaceutical company; Modine Manufacturing Co., a thermal management company; Applied Optoelectronics, Inc., a fiber optic cable manufacturer; Pan American Silver, a silver and gold mining company; and Mercury General Corp., a multiline insurance company, were among the top contributors to Fund performance.
Top Performance Detractors
Stock selection
| Selections in the consumer discretionary, materials and energy sectors hurt the Fund’s relative results during the annual period.
Allocations
| A larger weighting to the consumer discretionary sector and a smaller allocation to the financials sector than the benchmark detracted from relative results.
Individual holdings
| Fund positions in Arcadium Lithium PLC, a lithium chemical producer; iRobot Corp., a consumer robot company which makes vacuums among other products; Hertz Global Holdings, Inc., the car rental company; Murphy Oil Corp., an oil and natural gas exploration and production company; and Apellis Pharmaceuticals, Inc., a biopharma company, were top detractors during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	8.67	10.98	8.98
Russell 2000® Value Index	8.05	7.29	7.14
Russell 3000 ® Index (a)	23.81	13.86	12.55
(a)
Effective August 1, 2024, the Fund compares its performance to the Russell 3000
®
Index, a broad-based performance index as required by new regulatory requirements. The Fund’s performance also continues to be compared to its prior benchmark, which management believes more closely represents the market sectors and/or asset classes in which the Fund primarily invests.

Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 448,426,570
Total number of portfolio holdings	224
Management services fees (represents 0.87% of Fund average net assets)	$ 4,366,704
Portfolio turnover for the reporting period	45%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Top Holdings
Murphy Oil Corp.	1.3%
John Bean Technologies Corp.	1.3%
Popular, Inc.	1.2%
Essent Group Ltd.	1.2%
Kyndryl Holdings, Inc.	1.1%
TXNM Energy, Inc.	1.1%
Kirby Corp.	1.1%
National Fuel Gas Co.	1.1%
Macerich Co. (The)	1.1%
Payoneer Global, Inc.	1.0%
Asset Categories
Equity Sector Allocation
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	31,493	30,090	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	13,430	12,500	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Columbia Variable Portfolio – Small Cap Value Fund
Annual Financial Statements and Additional Information
December 31, 2024
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Columbia Variable Portfolio – Small Cap Value Fund | 2024

Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.5%
Issuer	Shares	Value ($)
Communication Services 3.9%
Diversified Telecommunication Services 0.2%
Bandwidth, Inc., Class A(a)	60,160	1,023,923
Entertainment 0.8%
Gaia, Inc.(a)	225,189	1,011,099
Playstudios, Inc.(a)	445,093	827,873
Vivid Seats, Inc., Class A(a)	378,299	1,751,524
Total		3,590,496
Interactive Media & Services 1.0%
Bumble, Inc., Class A(a)	218,220	1,776,311
Shutterstock, Inc.	62,290	1,890,501
Webtoon Entertainment, Inc.(a)	72,060	978,575
Total		4,645,387
Media 0.5%
Ibotta, Inc.(a)	35,022	2,279,232
Wireless Telecommunication Services 1.4%
Telephone and Data Systems, Inc.	99,115	3,380,813
United States Cellular Corp.(a)	43,443	2,724,745
Total		6,105,558
Total Communication Services		17,644,596
Consumer Discretionary 13.0%
Automobile Components 1.6%
Gentherm, Inc.(a)	44,343	1,770,394
Modine Manufacturing Co.(a)	26,369	3,056,958
Visteon Corp.(a)	28,900	2,564,008
Total		7,391,360
Broadline Retail 1.1%
Articore Group Ltd.(a)	2,289,842	397,029
Kohl’s Corp.	163,708	2,298,460
Savers Value Village, Inc.(a)	212,130	2,174,333
Total		4,869,822
Distributors 0.3%
A-Mark Precious Metals, Inc.	35,330	968,042
Educational Development Corp.(a)	111,765	184,412
Total		1,152,454
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Consumer Services 1.8%
American Public Education, Inc.(a)	127,305	2,745,969
Kindercare Learning Cos, Inc.(a)	160,072	2,849,281
Stride, Inc.(a)	24,870	2,584,739
Total		8,179,989
Household Durables 3.0%
Cavco Industries, Inc.(a)	6,758	3,015,622
Century Communities, Inc.	28,160	2,065,818
Hamilton Beach Brands Holding Co.	80,372	1,352,661
iRobot Corp.(a)	88,980	689,595
Landsea Homes Corp.(a)	105,849	898,658
Legacy Housing Corp.(a)	77,594	1,915,020
Lifetime Brands, Inc.	147,795	873,468
Lovesac Co. (The)(a)	42,300	1,000,818
Universal Electronics, Inc.(a)	142,077	1,562,847
Total		13,374,507
Leisure Products 1.5%
Malibu Boats, Inc., Class A(a)	23,445	881,298
Polaris, Inc.	57,883	3,335,218
Topgolf Callaway Brands Corp.(a)	328,360	2,580,910
Total		6,797,426
Specialty Retail 1.6%
1-800-Flowers.com, Inc., Class A(a)	89,238	729,075
Brilliant Earth Group, Inc., Class A(a)	146,674	308,015
Citi Trends, Inc.(a)	38,131	1,000,939
Designer Brands, Inc.	200,830	1,072,432
Lulu’s Fashion Lounge Holdings, Inc.(a)	295,805	334,260
National Vision Holdings, Inc.(a)	129,203	1,346,295
ThredUp, Inc., Class A(a)	922,788	1,282,675
Zumiez, Inc.(a)	57,010	1,092,882
Total		7,166,573
Textiles, Apparel & Luxury Goods 2.1%
Capri Holdings Ltd.(a)	89,630	1,887,608
Culp, Inc.(a)	103,980	610,363
Fossil Group, Inc.(a)	463,874	774,670
Movado Group, Inc.	84,839	1,669,631
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
PVH Corp.	22,300	2,358,225
Steven Madden Ltd.	49,874	2,120,642
Total		9,421,139
Total Consumer Discretionary		58,353,270
Consumer Staples 1.3%
Beverages 0.5%
MGP Ingredients, Inc.	52,217	2,055,783
Consumer Staples Distribution & Retail 0.6%
Andersons, Inc. (The)	58,587	2,373,945
SpartanNash Co.	13,765	252,175
Total		2,626,120
Personal Care Products 0.2%
Honest Co., Inc. (The)(a)	134,251	930,360
Total Consumer Staples		5,612,263
Energy 6.4%
Energy Equipment & Services 2.5%
DMC Global Inc(a)	153,422	1,127,652
Natural Gas Services Group, Inc.(a)	94,461	2,531,555
NPK International, Inc.(a)	185,206	1,420,530
Pason Systems, Inc.	147,209	1,393,798
Patterson-UTI Energy, Inc.	430,252	3,553,881
Tetra Technologies, Inc.(a)	251,290	899,618
Total		10,927,034
Oil, Gas & Consumable Fuels 3.9%
Ardmore Shipping Corp.	120,590	1,465,168
CVR Energy, Inc.	110,590	2,072,457
Delek U.S. Holdings, Inc.	121,850	2,254,225
Green Plains, Inc.(a)	107,500	1,019,100
Murphy Oil Corp.	186,261	5,636,258
Ring Energy, Inc.(a)	790,402	1,074,947
Talos Energy, Inc.(a)	291,160	2,827,164
W&T Offshore, Inc.	728,490	1,209,293
Total		17,558,612
Total Energy		28,485,646
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 22.4%
Banks 11.5%
Bank of Marin Bancorp	52,886	1,257,100
BankUnited, Inc.	104,252	3,979,299
Banner Corp.	44,656	2,981,681
Capital Bancorp, Inc.	21,714	618,849
Central Pacific Financial Corp.	48,259	1,401,924
CNB Financial Corp.	42,584	1,058,638
Columbia Banking System, Inc.	122,522	3,309,319
Community Trust Bancorp, Inc.	13,559	719,034
Community West Bancshares	55,559	1,076,178
First Community Corp.	61,368	1,472,832
First Financial Corp.	30,754	1,420,527
Heritage Financial Corp.	44,209	1,083,121
Hilltop Holdings, Inc.	101,250	2,898,787
HomeStreet, Inc.(a)	131,333	1,499,823
Northrim BanCorp, Inc.	32,518	2,534,453
Popular, Inc.	58,848	5,535,243
Provident Financial Holdings, Inc.	65,253	1,038,175
Riverview Bancorp, Inc.	181,545	1,042,068
Sierra Bancorp	31,430	908,956
Southern First Bancshares, Inc.(a)	52,004	2,067,159
Towne Bank	85,817	2,922,927
Univest Corporation of Pennsylvania	52,330	1,544,258
WaFd, Inc.	91,203	2,940,385
Western New England Bancorp, Inc.	178,591	1,643,037
Zions Bancorp	84,680	4,593,890
Total		51,547,663
Capital Markets 0.9%
StoneX Group, Inc.(a)	41,986	4,113,368
Consumer Finance 0.5%
PROG Holdings, Inc.	54,708	2,311,960
Financial Services 5.5%
Alerus Financial Corp.	70,395	1,354,400
Banco Latinoamericano de Comercio Exterior SA, Class E	69,294	2,464,788
Cass Information Systems, Inc.	20,494	838,410
Essent Group Ltd.	96,773	5,268,322
EVERTEC, Inc.	80,576	2,782,289
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
International Money Express, Inc.(a)	75,722	1,577,289
Pagseguro Digital Ltd., Class A(a)	125,290	784,315
Payoneer Global, Inc.(a)	465,567	4,674,293
Security National Financial Corp., Class A(a)	85,079	1,023,500
Western Union Co. (The)	369,030	3,911,718
Total		24,679,324
Insurance 1.9%
Global Indemnity Group LLC	61,173	2,202,228
Greenlight Capital Re Ltd., Class A(a)	119,333	1,670,662
Horace Mann Educators Corp.	71,588	2,808,397
ProAssurance Corp.(a)	109,973	1,749,671
Total		8,430,958
Mortgage Real Estate Investment Trusts (REITS) 2.1%
ARMOUR Residential REIT, Inc.	140,100	2,642,286
Dynex Capital, Inc.	196,590	2,486,864
Orchid Island Capital, Inc.	192,530	1,497,883
Two Harbors Investment Corp.	247,020	2,922,247
Total		9,549,280
Total Financials		100,632,553
Health Care 8.2%
Biotechnology 2.3%
Annexon, Inc.(a)	153,020	784,993
Apellis Pharmaceuticals, Inc.(a)	103,268	3,295,282
BioCryst Pharmaceuticals, Inc.(a)	193,937	1,458,406
Celcuity, Inc.(a)	85,194	1,115,190
Olema Pharmaceuticals, Inc.(a)	66,918	390,132
SpringWorks Therapeutics, Inc.(a)	45,525	1,644,818
uniQure NV(a)	103,690	1,831,165
Total		10,519,986
Health Care Equipment & Supplies 1.1%
Inogen, Inc.(a)	149,423	1,370,209
LivaNova PLC(a)	74,636	3,456,393
Total		4,826,602
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.3%
Acadia Healthcare Co., Inc.(a)	55,600	2,204,540
Castle Biosciences, Inc.(a)	46,395	1,236,427
Enhabit, Inc.(a)	125,130	977,265
Fulgent Genetics, Inc.(a)	87,232	1,611,175
Total		6,029,407
Health Care Technology 1.2%
GoodRx Holdings, Inc., Class A(a)	289,893	1,348,002
Teladoc Health, Inc.(a)	238,450	2,167,511
TruBridge, Inc.(a)	83,496	1,646,541
Total		5,162,054
Life Sciences Tools & Services 0.7%
Codexis, Inc.(a)	446,880	2,131,617
Quanterix Corp.(a)	78,598	835,497
Total		2,967,114
Pharmaceuticals 1.6%
ANI Pharmaceuticals, Inc.(a)	36,909	2,040,329
Perrigo Co. PLC	128,080	3,292,937
Supernus Pharmaceuticals, Inc.(a)	51,617	1,866,471
Total		7,199,737
Total Health Care		36,704,900
Industrials 17.0%
Aerospace & Defense 1.7%
Astronics Corp.(a)	62,220	993,031
Moog, Inc., Class A	23,278	4,582,041
Triumph Group, Inc.(a)	113,066	2,109,812
Total		7,684,884
Air Freight & Logistics 0.3%
Radiant Logistics, Inc.(a)	213,365	1,429,545
Building Products 1.6%
AZZ, Inc.	37,942	3,108,209
UFP Industries, Inc.	37,136	4,183,370
Total		7,291,579
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Commercial Services & Supplies 1.2%
ACCO Brands Corp.	178,803	938,716
Healthcare Services Group, Inc.(a)	126,210	1,465,929
HNI Corp.	55,463	2,793,671
Total		5,198,316
Electrical Equipment 1.5%
GrafTech International Ltd.(a)	666,420	1,152,906
NEXTracker, Inc., Class A(a)	40,590	1,482,753
Shoals Technologies Group, Inc., Class A(a)	361,394	1,998,509
Thermon(a)	64,362	1,851,695
Total		6,485,863
Ground Transportation 1.6%
Marten Transport Ltd.	116,915	1,825,043
Schneider National, Inc., Class B	95,000	2,781,600
Werner Enterprises, Inc.	70,997	2,550,212
Total		7,156,855
Machinery 3.5%
Energy Recovery, Inc.(a)	71,507	1,051,153
Greenbrier Companies, Inc. (The)	49,076	2,993,145
Hurco Companies, Inc.	58,864	1,135,487
John Bean Technologies Corp.	44,310	5,631,801
Mueller Industries, Inc.	34,734	2,756,490
Nano Dimension Ltd., ADR(a)	492,736	1,221,985
Stratasys Ltd.(a)	105,561	938,438
Total		15,728,499
Marine Transportation 1.5%
Costamare, Inc.	148,105	1,903,149
Kirby Corp.(a)	47,408	5,015,767
Total		6,918,916
Passenger Airlines 0.4%
Sun Country Airlines Holdings, Inc.(a)	114,293	1,666,392
Professional Services 2.7%
Alight, Inc., Class A	528,978	3,660,528
IBEX Holdings Ltd.(a)	82,581	1,774,666
Korn/Ferry International	63,010	4,250,024
TaskUS, Inc., Class A(a)	130,132	2,204,436
Total		11,889,654
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.0%
BlueLinx Holdings, Inc.(a)	12,789	1,306,524
H&E Equipment Services, Inc.	29,157	1,427,527
Karat Packaging, Inc.	60,957	1,844,559
Total		4,578,610
Total Industrials		76,029,113
Information Technology 10.0%
Communications Equipment 0.6%
Applied Optoelectronics, Inc.(a)	72,852	2,685,325
Electronic Equipment, Instruments & Components 3.4%
Airgain, Inc.(a)	130,014	917,899
IPG Photonics Corp.(a)	47,700	3,468,744
Luna Innovations, Inc.(a)	439,777	949,918
Methode Electronics, Inc.	82,014	966,945
OSI Systems, Inc.(a)	12,559	2,102,753
Powerfleet, Inc.(a)	303,359	2,020,371
SmartRent, Inc.(a)	498,110	871,693
Vishay Precision Group, Inc.(a)	61,026	1,432,280
Vontier Corp.	66,490	2,424,890
Total		15,155,493
IT Services 1.1%
Kyndryl Holdings, Inc.(a)	149,107	5,159,102
Semiconductors & Semiconductor Equipment 2.4%
Aehr Test Systems(a)	74,593	1,240,482
Cohu, Inc.(a)	78,743	2,102,438
inTEST Corp.(a)	93,985	807,331
MagnaChip Semiconductor Corp.(a)	279,893	1,125,170
Navitas Semiconductor Corp.(a)	263,860	941,980
Synaptics, Inc.(a)	52,449	4,002,908
Valens Semiconductor Ltd.(a)	270,087	702,226
Total		10,922,535
Software 2.5%
Cerence, Inc.(a)	202,492	1,589,562
Clear Secure, Inc., Class A	80,403	2,141,936
Cognyte Software Ltd.(a)	139,809	1,209,348
Expensify, Inc., Class A(a)	430,320	1,441,572
Mitek Systems, Inc.(a)	124,528	1,385,997
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Common Stocks (continued)
Issuer	Shares	Value ($)
Red Violet, Inc.(a)	61,830	2,238,246
Upland Software, Inc.(a)	237,245	1,029,643
Total		11,036,304
Total Information Technology		44,958,759
Materials 6.7%
Chemicals 1.3%
Aspen Aerogels, Inc.(a)	97,661	1,160,212
Chemours Co. LLC (The)	149,911	2,533,496
Tronox Holdings PLC, Class A	207,913	2,093,684
Total		5,787,392
Containers & Packaging 0.9%
Greif, Inc., Class A	45,631	2,788,967
Myers Industries, Inc.	104,270	1,151,141
Total		3,940,108
Metals & Mining 4.0%
Ampco-Pittsburgh Corp.(a)	208,020	434,762
Capstone Copper Corp.(a)	400,595	2,477,505
Centerra Gold, Inc.	311,620	1,773,315
Compass Minerals International, Inc.	12,914	145,283
ERO Copper Corp.(a)	78,811	1,062,546
Ferroglobe PLC	355,019	1,349,072
Hudbay Minerals, Inc.	307,777	2,496,560
MAG Silver Corp.(a)	131,273	1,783,548
MP Materials Corp.(a)	199,768	3,116,381
Radius Recycling, Inc., Class A	100,109	1,523,659
Torex Gold Resources, Inc.(a)	93,344	1,839,022
Total		18,001,653
Paper & Forest Products 0.5%
Clearwater Paper Corp.(a)	41,004	1,220,689
Magnera Corp.(a)	63,753	1,158,392
Total		2,379,081
Total Materials		30,108,234
Real Estate 7.0%
Diversified REITs 0.7%
American Assets Trust, Inc.	113,399	2,977,858
Health Care REITs 0.2%
Universal Health Realty Income Trust	26,330	979,739
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotel & Resort REITs 1.2%
Park Hotels & Resorts, Inc.	189,800	2,670,486
RLJ Lodging Trust	246,342	2,515,152
Total		5,185,638
Office REITs 1.1%
Brandywine Realty Trust	304,350	1,704,360
Highwoods Properties, Inc.	113,270	3,463,796
Total		5,168,156
Real Estate Management & Development 1.8%
Cushman & Wakefield PLC(a)	315,110	4,121,639
Douglas Elliman, Inc.(a)	552,298	922,338
Newmark Group, Inc., Class A	223,862	2,867,672
Total		7,911,649
Retail REITs 1.1%
Macerich Co. (The)	246,340	4,907,093
Specialized REITs 0.9%
Outfront Media, Inc.	3,247	57,602
PotlatchDeltic Corp.	106,782	4,191,193
Total		4,248,795
Total Real Estate		31,378,928
Utilities 3.6%
Electric Utilities 1.1%
TXNM Energy, Inc.	103,558	5,091,947
Gas Utilities 2.5%
National Fuel Gas Co.	81,785	4,962,714
RGC Resources, Inc.	74,438	1,493,226
UGI Corp.	160,860	4,541,078
Total		10,997,018
Total Utilities		16,088,965
Total Common Stocks (Cost $434,956,327)		445,997,227

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Money Market Funds 0.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.573%(b),(c)	40,047	40,039
Total Money Market Funds (Cost $40,039)		40,039
Total Investments in Securities (Cost: $434,996,366)		446,037,266
Other Assets & Liabilities, Net		2,389,304
Net Assets		448,426,570
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2024.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	435,115	114,412,313	(114,807,348)	(41)	40,039	946	63,694	40,047
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Values of foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation. When such adjustments have been made, the foreign equity securities are classified as Level 2.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fair value measurements   (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	17,644,596	—	—	17,644,596
Consumer Discretionary	57,956,241	397,029	—	58,353,270
Consumer Staples	5,612,263	—	—	5,612,263
Energy	28,485,646	—	—	28,485,646
Financials	100,632,553	—	—	100,632,553
Health Care	36,704,900	—	—	36,704,900
Industrials	76,029,113	—	—	76,029,113
Information Technology	44,958,759	—	—	44,958,759
Materials	30,108,234	—	—	30,108,234
Real Estate	31,378,928	—	—	31,378,928
Utilities	16,088,965	—	—	16,088,965
Total Common Stocks	445,600,198	397,029	—	445,997,227
Money Market Funds	40,039	—	—	40,039
Total Investments in Securities	445,640,237	397,029	—	446,037,266
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $434,956,327)	$445,997,227
Affiliated issuers (cost $40,039)	40,039
Cash	59,522
Receivable for:
Investments sold	3,011,662
Capital shares sold	97,396
Dividends	448,973
Foreign tax reclaims	1,331
Expense reimbursement due from Investment Manager	1,635
Prepaid expenses	4,824
Deferred compensation of board members	129,575
Total assets	449,792,184
Liabilities
Foreign currency (cost $1,331)	1,331
Payable for:
Investments purchased	775,758
Capital shares redeemed	33,296
Management services fees	10,609
Distribution and/or service fees	1,497
Service fees	56,883
Compensation of chief compliance officer	81
Interfund lending	300,000
Compensation of board members	530
Other expenses	24,791
Deferred compensation of board members	160,838
Total liabilities	1,365,614
Net assets applicable to outstanding capital stock	$448,426,570
Represented by
Paid in capital	361,676,100
Total distributable earnings (loss)	86,750,470
Total - representing net assets applicable to outstanding capital stock	$448,426,570
Class 1
Net assets	$228,202,293
Shares outstanding	16,991,044
Net asset value per share	$13.43
Class 2
Net assets	$220,224,277
Shares outstanding	16,625,914
Net asset value per share	$13.25
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$8,016,577
Dividends — affiliated issuers	63,694
Interfund lending	72
Foreign taxes withheld	(58,266)
Total income	8,022,077
Expenses:
Management services fees	4,366,704
Distribution and/or service fees
Class 2	549,878
Service fees	446,268
Custodian fees	25,593
Printing and postage fees	11,688
Accounting services fees	31,493
Legal fees	17,460
Interest on interfund lending	17,307
Compensation of chief compliance officer	87
Compensation of board members	15,640
Deferred compensation of board members	9,199
Other	20,640
Total expenses	5,511,957
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(586,412)
Total net expenses	4,925,545
Net investment income	3,096,532
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	73,147,931
Investments — affiliated issuers	946
Foreign currency translations	1,007
Net realized gain	73,149,884
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(32,814,522)
Investments — affiliated issuers	(41)
Foreign currency translations	(2)
Net change in unrealized appreciation (depreciation)	(32,814,565)
Net realized and unrealized gain	40,335,319
Net increase in net assets resulting from operations	$43,431,851
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment income	$3,096,532	$3,260,166
Net realized gain	73,149,884	22,259,101
Net change in unrealized appreciation (depreciation)	(32,814,565)	79,127,193
Net increase in net assets resulting from operations	43,431,851	104,646,460
Distributions to shareholders
Net investment income and net realized gains
Class 1	(13,997,509)	(25,154,005)
Class 2	(11,014,868)	(15,116,508)
Total distributions to shareholders	(25,012,377)	(40,270,513)
Decrease in net assets from capital stock activity	(113,276,519)	(33,372,469)
Total increase (decrease) in net assets	(94,857,045)	31,003,478
Net assets at beginning of year	543,283,615	512,280,137
Net assets at end of year	$448,426,570	$543,283,615
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Statement of Changes in Net Assets  (continued)

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	606,714	7,979,262	293,748	3,436,519
Distributions reinvested	1,050,864	13,997,509	2,070,289	25,154,005
Shares redeemed	(9,623,051)	(128,537,230)	(5,153,857)	(63,532,349)
Net decrease	(7,965,473)	(106,560,459)	(2,789,820)	(34,941,825)
Class 2
Shares sold	1,142,963	14,494,834	1,269,224	14,950,934
Distributions reinvested	837,632	11,014,868	1,258,660	15,116,508
Shares redeemed	(2,486,006)	(32,225,762)	(2,416,891)	(28,498,086)
Net increase (decrease)	(505,411)	(6,716,060)	110,993	1,569,356
Total net decrease	(8,470,884)	(113,276,519)	(2,678,827)	(33,372,469)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2024	$12.98	0.09	1.06	1.15	(0.11)	(0.59)	(0.70)
Year Ended 12/31/2023	$11.50	0.09	2.37	2.46	(0.10)	(0.88)	(0.98)
Year Ended 12/31/2022	$20.75	0.10	(1.93)	(1.83)	(0.14)	(7.28)	(7.42)
Year Ended 12/31/2021	$16.17	0.12	4.59	4.71	(0.13)	—	(0.13)
Year Ended 12/31/2020	$15.67	0.14	1.01	1.15	(0.08)	(0.57)	(0.65)
Class 2
Year Ended 12/31/2024	$12.81	0.06	1.05	1.11	(0.08)	(0.59)	(0.67)
Year Ended 12/31/2023	$11.35	0.06	2.34	2.40	(0.06)	(0.88)	(0.94)
Year Ended 12/31/2022	$20.58	0.06	(1.92)	(1.86)	(0.09)	(7.28)	(7.37)
Year Ended 12/31/2021	$16.06	0.06	4.56	4.62	(0.10)	—	(0.10)
Year Ended 12/31/2020	$15.55	0.10	1.02	1.12	(0.04)	(0.57)	(0.61)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2024	$13.43	8.87%	0.99% (c)	0.87% (c)	0.71%	45%	$228,202
Year Ended 12/31/2023	$12.98	21.94%	0.98% (c)	0.88% (c)	0.73%	59%	$323,832
Year Ended 12/31/2022	$11.50	(8.69% )	0.95% (c)	0.88% (c)	0.67%	52%	$319,024
Year Ended 12/31/2021	$20.75	29.19%	0.97% (c)	0.88% (c)	0.58%	69%	$403,571
Year Ended 12/31/2020	$16.17	8.80%	1.02% (c)	0.90% (c)	1.05%	57%	$373,200
Class 2
Year Ended 12/31/2024	$13.25	8.67%	1.24% (c)	1.12% (c)	0.49%	45%	$220,224
Year Ended 12/31/2023	$12.81	21.67%	1.23% (c)	1.13% (c)	0.50%	59%	$219,452
Year Ended 12/31/2022	$11.35	(8.97% )	1.20% (c)	1.13% (c)	0.43%	52%	$193,256
Year Ended 12/31/2021	$20.58	28.80%	1.21% (c)	1.13% (c)	0.31%	69%	$238,267
Year Ended 12/31/2020	$16.06	8.59%	1.27% (c)	1.15% (c)	0.80%	57%	$322,390
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements
December 31, 2024
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2024 was 0.87% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2024 was 0.09% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2024 through April 30, 2025 (%)	Prior to May 1, 2024 (%)
Class 1	0.86	0.88
Class 2	1.11	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, investments in partnerships and/or grantor trusts, trustees’ deferred compensation, foreign currency transactions and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
658,291	(658,291)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2024			Year Ended December 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
16,809,029	8,203,348	25,012,377	7,917,695	32,352,818	40,270,513
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
20,081,050	57,489,614	—	9,338,867
At December 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
436,698,399	74,639,943	(65,301,076)	9,338,867
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $227,894,216 and $365,828,990, respectively, for the year ended December 31, 2024. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	962,727	5.74	110
Lender	500,000	5.17	1
Interest income earned and interest expense incurred by the Fund are recorded as Interfund lending and Interest on interfund lending, respectively, in the Statement of Operations. The Fund had an outstanding interfund loan balance at December 31, 2024 as shown in the Statement of Assets and Liabilities. The loans are unsecured.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2024.
Note 9. Significant risks
Financials sector risk
The Fund is vulnerable to the particular risks that may affect companies in the financials sector. Companies in the financials sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financials sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Shareholder concentration risk
At December 31, 2024, one unaffiliated shareholder of record owned 35.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 49.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Variable Portfolio – Small Cap Value Fund  | 2024

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2024.
Dividends received deduction	Capital gain dividend
35.92%	$60,416,529
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Columbia Variable Portfolio – Small Cap Value Fund  | 2024

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Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2025 Columbia Management Investment Advisers, LLC.
ANN7024_12_D01_(02/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 24, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 24, 2025